UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2006

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2006, Nordson Corporation issued a press release related to the acquisition of Dage Holdings, Ltd.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On November 17, 2006, Nordson Corporation conducted an open conference call wherein the Company’s Chief Executive Officer discussed the acquisition of Dage Holdings, Ltd. A replay of the conference call will be available on the Company’s website at www.nordson.com for 14 days following the live broadcast.

At the conclusion of the conference call, the Company’s Chief Executive Officer commented briefly on the Company’s recent sale of the Company’s Fiber Systems Business located in Dawsonville, Ga. The substance of the comments is attached as Exhibit 99.2 and is incorporated herein by reference The sale of the Fiber Systems Business was publicly disclosed in a press release dated October 13, 2006. A copy of the press release is attached to this report as Exhibit 99.3 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

99.1 Press release of Nordson Corporation dated November 17, 2006

99.2 Comments of the Company’s Chief Executive Officer on the Company’s recent sale of the Company’s Fiber Systems Business extracted from the open conference call wherein the Company’s Chief Executive Officer discussed the acquisition of Dage Holdings, Ltd.

99.3 Press release of Nordson Corporation dated October 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

November 17, 2006	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Secretary and Assistant General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Nordson Corporation dated November 17, 2006
99.2	Comments of the Company's Chief Executive Officer on the Company's recent sale of the Company's Fiber Systems Business extracted from the open conference call wherein the Company's Chief Executive Officer discussed the acquisition of Dage Holdings, Ltd.
99.3	Press release of Nordson Corporation dated October 13, 2006